UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 13, 2014

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware	87-0778080 (Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33317 and 001-33318,

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current report on Form 8-K relates to the Audited Financial Statements of DB Commodity Services LLC (“DBCS”) for the years ended December 31, 2013 and 2012. DBCS is the Managing Owner of each of PowerShares DB US Dollar Index Trust, PowerShares DB US Dollar Index Bullish Fund and PowerShares DB US Dollar Index Bearish Fund. The DBCS Audited Financial Statements for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.1 and are being filed herewith.

Exhibit 23.1 is PricewaterhouseCoopers LLP’s consent regarding the Registration Statement on Form S-3 (No. 333-193223) of PowerShares DB US Dollar Index Trust and PowerShares DB US Dollar Index Bullish Fund.

Exhibit 23.2 is KPMG LLP’s consent regarding the Registration Statement on Form S-3 (No. 333-193223) of PowerShares DB US Dollar Index Trust and PowerShares DB US Dollar Index Bullish Fund.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 23.2	Consent of KPMG LLP

Exhibit 99.1	Audited Financial Statements of DB Commodity Services LLC for the years ended December 31, 2013 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a
series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB US Dollar Index Bearish Fund, a
series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

Date: March 13, 2014